EXHIBIT 32.1


                         THE AMERICAN ENERGY GROUP, LTD.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report on Form 10-Q of The American Energy Group, Ltd. (the "Company") for the period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Pierce Onthank, President and chief executive and chief financial and accounting officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

     2. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 13, 2009

                                 By:     /s/ R. Pierce Onthank
                                    --------------------------------------------
                                         R. Pierce Onthank
                                         President, Chief Executive Officer and
                                         Principal Financial Officer